UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end: October 31, 2017

Date of reporting period: April 30, 2017

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

April 30, 2017

FORT PITT CAPITAL TOTAL RETURN FUND
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-688-8775

Fort Pitt Capital Total Return Fund

Dear Fellow Shareholders,

As of April 30, 2017, the net asset value (“NAV”) of the Fort Pitt Capital Total Return Fund (the “Fund”) was $23.12 per share.  Total return (including a $0.76903 per share dividend) for the semi-annual fiscal period ended April 30, 2017 was 15.45%.  This compares with a total return of 13.88% for the unmanaged Wilshire 5000 Total Market IndexSM (“Wilshire 5000”) and 13.32% for the S&P 500® Index (“S&P 500”) for the same period.

Fund performance outpaced the major domestic indexes in the first half of fiscal 2017 despite tepid U.S. economic growth during the period. Recall that portfolios with a “value” bent (such as ours) typically outperform their “growth” brethren when the economy is growing rapidly and more cyclical businesses are in favor. The anticipation of healthier growth later in 2017 resulting from fiscal changes proposed by the Trump Administration likely aided this outperformance.

Industrial and technology names did well. Western Digital, Inc., Headwaters, Inc., Rockwell Automation, Inc. and NetScout Systems, Inc. were 4 of the top 5 gainers during the period, each returning more than 30%. Laggards during the first fiscal half were obviously less numerous, with telecom, energy and most consumer names providing either minor gains or small losses. Our one significant decliner for the period was Urban Outfitters, Inc. (“Urban”), a general retailer of apparel and home goods, which lost nearly a third of its value over six months. We continue to hold Urban shares, as we believe they are top-notch merchants, capable of weathering the Amazon onslaught on the retail complex.

The Fund’s annualized total return for the one-year period ended April 30, 2017, was 21.98%, compared to 18.82% for the Wilshire 5000 and 17.92% for the S&P 500.  The Fund’s annualized total return for the three-year period ended April 30, 2017, was 8.80%, compared to 9.86% for the Wilshire 5000 and 10.47% for the S&P 500.  Over the five-year period ended April 30, 2017, the Fund’s annualized total return was 11.69%, while the Wilshire 5000’s annualized return was 13.41% and the S&P 500’s annualized return was 13.68%.  Over the ten-year period ended April 30, 2017, the Fund’s annualized total return was 5.56%, while the Wilshire 5000’s annualized return was 7.32% and the S&P 500’s annualized return was 7.15%.  Since inception on December 31, 2001 through April 30, 2017, the Fund has produced a total return of 8.13% annualized (231.19% cumulative), compared to 7.64% annualized (208.91% cumulative) for the Wilshire 5000 and 7.03% annualized (183.19% cumulative) for the S&P 500.  The total annual gross operating expense ratio for the Fund is 1.42%.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-866-688-8775.  The Fund imposes a 2.00% redemption fee on shares held for 180 days or less.  Performance data quoted does not reflect the redemption fee.  If reflected, total returns would be reduced.  Performance figures reflect fee waivers in effect.  In the absence of waivers, total returns would be lower.

We mentioned in our last letter, published just 60 days after Donald Trump was elected President, that hopes for a stronger U.S. economy had helped push all major U.S. stock indexes to record highs.  We also said that the first hundred days would reveal a lot about the new President’s ability to deliver faster growth. In fact, doubts appeared almost immediately after he was inaugurated. Between a stalled healthcare bill that in turn impeded tax reform, and a seemingly endless

Fort Pitt Capital Total Return Fund

confirmation process for Cabinet heads, Trump’s first 100 days were filled with sound and fury that signified … not much.

Of Trump’s four major agenda items – healthcare reform, tax reform, deregulation and infrastructure spending – only his deregulatory initiative gained any early traction. Fortunately for investors, this was fine with the executives leading the large firms within the S&P 500. Most commented on first-quarter earnings conference calls that overall business confidence had improved markedly in the New Year, with many attributing the renewed optimism to expectations for a lighter regulatory hand out of Washington. Small-business confidence jumped to multi-year highs during the winter as well. The message: investors were largely buying what Trump was selling, rather than what he was doing.

First quarter profits for the S&P 500 certainly reflected a stronger tone, with year-over-year growth of almost 13% – the best since the third quarter of 2011. Easy comparisons with the first quarter of 2016, and a strong rebound in energy prices boosted the results, but profit expectations for the remainder of 2017 continued to drift upward during the quarter. Bottom line: serious fiscal reform, including a much-reduced tax rate on repatriated earnings and a big infrastructure bill, may have to wait till 2018. But as long as corporate earnings continue to remain resilient, the delay doesn’t appear to bother investors. The S&P 500 was hitting fresh, all-time highs as we went to press.

One of the key drivers of the U.S. profit machine, regardless of whether tax cuts or big public infrastructure projects ever happen, is automation. Moore’s Law and the infinite replicability of software make computer systems cheaper, more efficient and more effective all the time. As a result, they continue to displace humans from business processes, and make businesses everywhere more profitable.

Leading-edge manufacturing firms such as Honeywell and Rockwell Automation (both of which we hold in the portfolio) employ more and more software engineers each year, for example. The number of physical robots in use in the U.S. is also rising steadily - there were 260,000 last year, per the Robotic Industries Association. By 2021, Forrester Research estimates that robots in all forms will eliminate another 6% of existing jobs – starting with customer service representatives and eventually displacing truck and taxi drivers.

New methods of production have always spawned entirely new vistas for Americans to exploit. As investors, we need to adapt to change, and our portfolio should reflect new methods of production. Today the combined technology and telecommunications sectors represent about 25% of the value of the S&P 500. They make up 34% of our portfolio. The industrial sector makes up 10% of the index, and 15% of our portfolio. As you can see, we are well exposed to the business sectors leading the way in remaking the modern economy. We will continue to look for ways to profit from this profound change in how business is done.

Thank you for your continued support of our Fund.

Charlie Smith
Portfolio Manager

Fort Pitt Capital Total Return Fund

Mutual fund investing involves risk; principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Small and medium-capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The opinions expressed are those of Charles A. Smith through the end of the period for this report, are subject to change, and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Diversification does not assure a profit nor protect against loss in a declining market.

The contributors/detractors listed above do not represent all securities purchased or sold during the period. To obtain a list showing the contribution of each holding to overall performance and the calculation methodology, please call 412-921-1822.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Wilshire 5000 Total Market IndexSM is a capitalization weighted index of all U.S. headquartered companies which provides the broadest measure of U.S. stock market performance. It is not possible to invest directly in an index.

This information is intended for the shareholders of the Fund and is not for distribution to prospective investors unless preceded or accompanied by a current prospectus.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of Fund holdings, please refer to the schedule of investments section of this report.

Fort Pitt Capital Group is the Advisor to the Fort Pitt Capital Total Return Fund, which is distributed by Quasar Distributors, LLC.

Fort Pitt Capital Total Return Fund

ALLOCATION OF PORTFOLIO INVESTMENTS
at April 30, 2017 (Unaudited)

Percentages represent market value as a percentage of total investments.

EXPENSE EXAMPLE
at April 30, 2017 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (11/1/16 – 4/30/17).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses, with actual net expenses being limited to 1.24% per the operating expenses limitation agreement. Although the Fund charges no sales loads, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Fort Pitt Capital Total Return Fund

EXPENSE EXAMPLE (Continued)
at April 30, 2017 (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	11/1/16	4/30/17	11/1/16 – 4/30/17
Actual	$1,000.00	$1,154.50	$6.62
Hypothetical	$1,000.00	$1,018.65	$6.21
(5% return before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 181 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Fort Pitt Capital Total Return Fund

SCHEDULE OF INVESTMENTS
at April 30, 2017 (Unaudited)

COMMON STOCKS – 97.78%	Shares	Value

Apparel Manufacturing – 2.62%
VF Corp.	31,600	$1,726,308

Beverage and Tobacco Product Manufacturing – 2.37%
Wendy’s Co.	106,100	1,563,914

Chemical Manufacturing – 10.03%
Abbott Laboratories	47,100	2,055,444
AdvanSix, Inc.*	732	19,954
Allergan PLC#	4,091	997,631
Inter Parfums, Inc.	23,050	874,747
Pfizer, Inc.	23,964	812,859
RPM International, Inc.	27,300	1,434,888
Zoetis, Inc.	7,553	423,799
		6,619,322

Clothing and Clothing Accessories Stores – 1.76%
Urban Outfitters, Inc.*	50,800	1,162,304

Computer and Electronic Product Manufacturing – 14.63%
Intel Corp.	49,100	1,774,965
Texas Instruments, Inc.	30,000	2,375,400
Western Digital Corp.	38,667	3,444,070
Xilinx, Inc.	32,600	2,057,386
		9,651,821

Credit Intermediation and Related Activities – 7.89%
Bank of New York Mellon Corp.	16,300	767,078
F.N.B. Corp.	33,700	479,888
PNC Financial Services Group, Inc.	21,000	2,514,750
Synchrony Financial	52,000	1,445,600
		5,207,316

Fabricated Metal Product Manufacturing – 2.44%
Parker-Hannifin Corp.	10,000	1,608,000
Insurance Carriers and Related Activities – 6.06%
Arthur J. Gallagher & Co.	41,300	2,304,953
Loews Corp.	36,350	1,694,637
		3,999,590

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

SCHEDULE OF INVESTMENTS (Continued)
at April 30, 2017 (Unaudited)

COMMON STOCKS – 97.78% (Continued)	Shares	Value

Machinery Manufacturing – 3.17%
General Electric Co.	22,884	$663,407
II-VI, Inc.*	43,150	1,430,422
		2,093,829

Miscellaneous Manufacturing – 7.09%
Medtronic PLC#	25,900	2,152,031
Rockwell Automation, Inc.	16,050	2,525,468
		4,677,499

Nonmetallic Mineral Product Manufacturing – 3.22%
Headwaters, Inc.*	89,300	2,121,768

Paper Manufacturing – 3.02%
Kimberly-Clark Corp.	15,350	1,991,662

Petroleum and Coal Products Manufacturing – 1.72%
BP PLC – ADR	33,000	1,132,560

Primary Metal Manufacturing – 1.35%
Matthews International Corp. – Class A	13,000	891,150

Professional, Scientific, and Technical Services – 6.57%
Amgen, Inc.	8,150	1,331,058
NetScout Systems, Inc.*	79,800	3,004,470
		4,335,528

Publishing Industries (except Internet) – 7.27%
CA, Inc.	56,900	1,868,027
Microsoft Corp.	42,800	2,930,088
		4,798,115

Securities, Commodity Contracts, and Other Financial
Investments and Related Activities – 2.36%
Charles Schwab Corp.	40,000	1,554,000

Telecommunications – 5.97%
AT&T, Inc.	55,000	2,179,650
Verizon Communications, Inc.	38,250	1,756,058
		3,935,708

Transportation Equipment Manufacturing – 7.84%
Boeing Co.	15,000	2,772,450
Honeywell International, Inc.	18,300	2,399,862
		5,172,312

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

SCHEDULE OF INVESTMENTS (Continued)
at April 30, 2017 (Unaudited)

COMMON STOCKS – 97.78% (Continued)	Shares	Value

Utilities – 0.40%
Kinder Morgan, Inc.	12,693	$261,857

TOTAL COMMON STOCKS
(Cost $37,841,025)		64,504,563

SHORT-TERM INVESTMENTS – 2.07%

Money Market Funds – 2.07%
Invesco STIT – Government & Agency Portfolio –
Institutional Class, 0.67%† (Cost $1,362,869)	1,362,869	1,362,869
TOTAL SHORT-TERM INVESTMENTS		1,362,869
TOTAL INVESTMENTS
(Cost $39,203,894) – 99.85%		65,867,432
Other Assets in Excess of Liabilities – 0.15%		97,480
NET ASSETS – 100.00%		$65,964,912

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
†	Rate shown is the 7-day annualized yield at April 30, 2017.
ADR – American Depository Receipt

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

STATEMENT OF ASSETS AND LIABILITIES
at April 30, 2017 (Unaudited)

ASSETS
Investments, at market value (cost $39,203,894)	$65,867,432
Receivable for Fund shares sold	75,764
Dividends and interest receivable	96,434
Prepaid expenses	12,166
Total assets	66,051,796

LIABILITIES
Due to advisor	47,229
Fund shares redeemed	25
Administration and fund accounting fees	12,553
Audit fees	9,669
Transfer agent fees and expenses	10,453
Legal fees	122
Custody fees	1,667
Shareholder reporting fees	3,314
Chief Compliance Officer fee	1,464
Accrued expenses	388
Total liabilities	86,884

NET ASSETS	$65,964,912

COMPONENTS OF NET ASSETS
Paid-in capital	$38,883,087
Undistributed net investment income	200,757
Undistributed net realized gain on investments	217,530
Net unrealized appreciation on investments	26,663,538
Total net assets	$65,964,912
Shares outstanding
(unlimited number of shares authorized, par value $0.01)	2,852,940
Net Asset Value, Redemption Price and Offering Price Per Share+	$23.12

+	A charge of 2% is charged on the redemption proceeds of shares held for 180 days or less.

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

STATEMENT OF OPERATIONS
For the six months ended April 30, 2017 (Unaudited)

INVESTMENT INCOME
Income
Dividends (net of issuance fees of $330)	$716,310
Interest	4,468
Total investment income	720,778

Expenses
Advisory fees (Note 4)	317,648
Administration and fund accounting fees (Note 4)	35,856
Transfer agent fees and expenses (Note 4)	32,083
Registration fees	9,944
Audit fees	9,670
Custody fees (Note 4)	6,451
Trustee fees	5,549
Shareholder reporting	4,907
Chief Compliance Officer fees (Note 4)	4,464
Legal fees	3,825
Other	3,468
Total expenses before fee waiver	433,865
Less: fee waiver from Advisor (Note 4)	(39,981)
Net expenses	393,884
Net investment income	326,894

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	217,555
Change in unrealized appreciation on investments	8,338,821
Net realized and unrealized gain on investments	8,556,376
Net increase in net assets resulting from operations	$8,883,270

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the
	Six Months Ended	For the
	April 30, 2017	Year Ended
	(Unaudited)	October 31, 2016
OPERATIONS
Net investment income	$326,894	$499,698
Net realized gain on investments	217,555	1,575,704
Change in unrealized appreciation on investments	8,338,821	1,141,794
Net increase in net assets resulting from operations	8,883,270	3,217,196

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income	(560,958)	(468,892)
Net realized gains	(1,575,712)	(2,415,385)
Total distributions	(2,136,670)	(2,884,277)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	3,666,824	3,478,073
Proceeds from shares issued in reinvestment of dividends	2,129,748	2,879,646
Cost of shares redeemed*	(3,969,102)	(7,434,798)
Net increase/(decrease) in net assets resulting
from capital share transactions	1,827,470	(1,077,079)

Total increase/(decrease) in net assets	8,574,070	(744,160)

NET ASSETS
Beginning of period	57,390,842	58,135,002

End of period	$65,964,912	$57,390,842

Undistributed net investment income	$200,757	$434,821

CHANGES IN SHARES OUTSTANDING
Shares sold	163,522	175,520
Shares issued in reinvestment of dividends	97,293	153,173
Shares redeemed	(175,928)	(378,804)
Net increase/(decrease) in Fund shares outstanding	84,887	(50,111)
Shares outstanding, beginning of period	2,768,053	2,818,164
Shares outstanding, end of period	2,852,940	2,768,053

*	Net of redemption fees of $1,267 and $164, respectively.

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

FINANCIAL HIGHLIGHTS

For a share outstanding throughout the period

	For the Six
	Months Ended
	April 30, 2017	For the Year Ended October 31,
	(Unaudited)	2016	2015	2014	2013	2012
Net asset value,
beginning of period	$20.73	$20.63	$21.07	$19.39	$15.88	$14.72
Income from
investment operations:
Net investment income	0.68	0.18	0.16	0.17	0.20	0.21
Net realized and unrealized
gain on investments	2.48	0.95	0.09	2.01	3.53	1.12
Total from
investment operations	3.16	1.13	0.25	2.18	3.73	1.33
Less dividends:
Dividends from
net investment income	(0.20)	(0.17)	(0.16)	(0.18)	(0.22)	(0.17)
Dividends from
net realized gains	(0.57)	(0.86)	(0.53)	(0.32)	—	—
Total dividends	(0.77)	(1.03)	(0.69)	(0.50)	(0.22)	(0.17)
Redemption fees	0.00 #	0.00 #	0.00 #	0.00 #	0.00 #	0.00 #
Net asset value, end of period	$23.12	$20.73	$20.63	$21.07	$19.39	$15.88
Total return[1]	15.45%[2]	5.97%	1.28%	11.58%	23.83%	9.18%
Supplemental data and ratios:
Net assets, end of period	$65,964,912	$57,390,842	$58,135,002	$54,310,392	$48,806,280	$39,832,323
Ratio of net expenses to
average net assets:
Before fee waivers	1.37%[3]	1.41%	1.41%	1.43%	1.49%	1.53%
After fee waivers	1.24%[3]	1.24%	1.24%	1.24%	1.24%	1.24%
Ratio of net investment
income to average net assets:
Before fee waivers	0.90%[3]	0.71%	0.64%	0.67%	0.90%	1.07%
After fee waivers	1.03%[3]	0.88%	0.81%	0.86%	1.15%	1.36%
Portfolio turnover rate	1%[2]	5%	6%	12%	15%	4%

#	Amount is less than $0.01 per share.
1	Total return reflects reinvested dividends but does not reflect the impact of taxes.
2	Not Annualized.
3	Annualized.

The accompanying notes are an integral part of these financial statements.

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS
at April 30, 2017 (Unaudited)

NOTE 1 – ORGANIZATION

The Fort Pitt Capital Total Return Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The Fund began operations on December 31, 2001.

The investment goal of the Fund is to seek to realize a combination of long-term capital appreciation and income that will produce maximum total return. The Fund seeks to achieve its goal by investing primarily in a diversified portfolio of common stocks of domestic (U.S.) companies and fixed income investments.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2014-2016, or expected to be taken in the Fund’s 2017 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost. Interest income is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified with the capital accounts based on their Federal tax treatment.

D.	Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.	Redemption Fee: The Fund charges a 2.00% redemption fee to shareholders who redeem shares held 180 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

During the six months ended April 30, 2017, the Fund retained $1,267 in redemption fees.

G.
New Accounting Pronouncement:  In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

H.
Events Subsequent to the Fiscal Period End: In preparing the financial statements as of April 30, 2017, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
 Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

Equity Securities: The Fund’s investments are carried at fair value. Equity securities, including common stocks, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end mutual funds are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities is not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of April 30, 2017:

	Level 1	Level 2	Level 3	Total
Common Stocks
Administrative Support,
Waste Management	$1,445,600	$—	$—	$1,445,600
Finance and Insurance	9,315,306	—	—	9,315,306
Information	8,733,823	—	—	8,733,823
Manufacturing	35,415,395	—	—	35,415,395
Professional, Scientific, and
Technical Services	4,335,528	—	—	4,335,528
Retail Trade	1,162,304	—	—	1,162,304
Utilities	261,857	—	—	261,857
Wholesale Trade	3,834,750	—	—	3,834,750
Total Common Stocks	64,504,563	—	—	64,504,563
Short-Term Investments	1,362,869	—	—	1,362,869
Total Investments	$65,867,432	$—	$—	$65,867,432

Refer to the Fund’s schedule of investments for a detailed break-out of common stocks by industry classification. Transfers between levels are recognized at April 30, 2017, the end of the reporting period. The Fund recognized no transfers to/from level 1 or level 2. There were no level 3 securities held in the Fund during the six months ended April 30, 2017.

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the six months ended April 30, 2017, Fort Pitt Capital Group, LLC (the “Advisor”) provided the Fund with investment management services under an investment advisory agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund up to $100 million, 0.90% on assets between $100 million and $1 billion, and 0.80% on assets over $1 billion.  For the six months ended April 30, 2017, the Fund incurred $317,648 in advisory fees.

The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions, and extraordinary expenses) to 1.24% of average daily net assets. Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the six months ended April 30, 2017, the Advisor reduced its fees in the amount of $39,981; no amounts were reimbursed to the Advisor. The expense limitation will remain in effect through at least February 27, 2018, and may be terminated only by the Trust’s Board of Trustees. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $332,056 at April 30, 2017. Cumulative expenses subject to recapture expire as follows:

Year	Amount
2017	$100,067
2018	94,361
2019	97,647
2020	39,981
$332,056

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Fund. U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

For the six months ended April 30, 2017, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration and Fund Accounting	$35,856
Transfer Agency (a)	10,023
Custody	6,451
Chief Compliance Officer	4,464

(a) Does not include out-of-pocket expenses

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

At April 30, 2017, the Fund had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration and Fund Accounting	$12,553
Transfer Agency (a)	3,304
Custody	1,667
Chief Compliance Officer	1,464

(a) Does not include out-of-pocket expenses

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator.  The Trust’s Chief Compliance Officer is also an employee of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A.  This same Trustee is an interested person of the Distributor.

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the six months ended April 30, 2017, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $2,535,751 and $453,291, respectively.

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended April 30, 2017 and the year ended October 31, 2016 was as follows:

	April 30, 2017	October 31, 2016
Ordinary income	$560,958	$478,530
Long-term capital gains	1,575,712	2,405,747

As of October 31, 2016, the Fund’s most recent fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$39,070,955
Gross tax unrealized appreciation	18,907,664
Gross tax unrealized depreciation	(582,959)
Net tax unrealized appreciation	18,324,705
Undistributed ordinary income	434,821
Undistributed long-term capital gain	1,575,699
Total distributable earnings	2,010,520
Other accumulated gains/(losses)	—
Total accumulated earnings/(losses)	$20,335,225

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales adjustments.

NOTE 7 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect a Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

Fort Pitt Capital Total Return Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

•
Stock Market Risks: The value of the Fund’s shares will go up or down based on the movement of the overall stock market and the value of the individual securities held by the Fund, both of which can sometimes be volatile.

•
Interest Rate Risks: Fixed income securities may decline in value because of changes in interest rates. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

•	Credit Risk: An issuer may not make timely payments of principal and interest.

•
Foreign Securities Risk: Foreign securities are subject to special risks. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.

•
American Depositary Receipts Risks: Investing in ADRs may involve risks in addition to the risks in domestic investments, including less regulatory oversight and less publicly-available information, less stable governments and economies, and non-uniform accounting, auditing and financial reporting standards.

•
Small- and Medium-Capitalization Company Risks: The risks associated with investing in small- and medium-capitalization companies, which have securities that may trade less frequently and in smaller volumes than securities of larger companies.

NOTE 8 – REPORT OF THE TRUST’S SPECIAL SHAREHOLDER MEETING

A Special Meeting of Shareholders (the “Meeting”) took place on March 3, 2017, to elect one new Trustee to the Board and to ratify the prior appointment of two current Trustees of the Board.

All Trust shareholders of record, in the aggregate across all Funds of the Trust, were entitled to attend or submit proxies.  As of the applicable record date, the Trust had 315,776,916 shares outstanding.  The results of the voting for each proposal were as follows:

Proposal No. 1.Election of One New Trustee

Nominee	For Votes	Votes Withheld
David G. Mertens	206,896,354	1,556,814

Proposal No. 2.Ratification of the Prior Appointment of Two Current Trustees of the Board

Current Trustee	For Votes	Votes Withheld
Gail S. Duree	205,321,820	3,131,348
Raymond B. Woolson	206,321,270	2,131,897

Effective March 3, 2017, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Gail S. Duree, Independent Trustee	Joe D. Redwine, Interested Trustee
David G. Mertens, Independent Trustee	George T. Wofford, Independent Trustee
George J. Rebhan, Independent Trustee	Raymond B. Woolson, Independent Trustee

Effective March 13, 2017, following Mr. Wofford’s resignation, the Board of Trustees of Advisors Series Trust consists of the following individuals:

Gail S. Duree, Independent Trustee	Joe D. Redwine, Interested Trustee
David G. Mertens, Independent Trustee	Raymond B. Woolson, Independent Trustee
George J. Rebhan, Independent Trustee

Fort Pitt Capital Total Return Fund

HOUSEHOLDING

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-688-8775 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Fort Pitt Capital Total Return Fund

PRIVACY POLICY

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

 (This Page Intentionally Left Blank.)

FORT PITT CAPITAL TOTAL RETURN FUND
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
1-866-688-8775

INVESTMENT ADVISOR
Fort Pitt Capital Group, LLC
680 Andersen Drive
Foster Plaza Ten
Pittsburgh, Pennsylvania 15220

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, Wisconsin 53202

CUSTODIAN
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-866-688-8775

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

This report has been prepared for shareholders and may be
distributed to others only if preceded or accompanied by a current prospectus.

The Fund’s Proxy Voting Policies and Procedures are available without charge upon request by calling 1-866-688-8775. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, 2016 is available by calling 1-866-688-8775 and on the SEC’s website at www.sec.gov.

The Fund’s complete schedule of portfolio holdings for the first and third quarters is filed with the
SEC on Form N-Q. The Fund’s Forms N-Q are available without charge, upon request, by calling
1-866-688-8775 and on the SEC’s website at www.sec.gov; the Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess
              Douglas G. Hess, President

Date  6/30/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess
  Douglas G. Hess, President

Date  6/30/17

By (Signature and Title)* /s/ Cheryl L. King
 Cheryl L. King, Treasurer

Date  6/30/17

* Print the name and title of each signing officer under his or her signature